Exhibit 10.55

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

FACILITY AGREEMENT

FACILITY AGREEMENT (this “Agreement”), dated as of June 4, 2008, between Exelixis, Inc., a Delaware corporation (the “Borrower”), Deerfield Private Design Fund, L.P., a Delaware limited partnership, Deerfield Private Design International, L.P., a limited partnership organized under the laws of the British Virgin Islands, Deerfield Partners, L.P., Delaware limited Partnership, and Deerfield International Limited, a corporation organized under the laws of the British Virgin Islands (individually, a “Lender” and together, the “Lenders” and, together with the Borrower, the “Parties”).

WITNESSETH

WHEREAS, the Borrower wishes to borrow from the Lenders up to one hundred fifty million Dollars ($150,000,000) for the purpose described in Section 2.1; and

WHEREAS, the Lenders desire to make loans to the Borrower from time to time for such purpose;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Lenders and the Borrower agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 General Definitions. Wherever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“Additional Amounts” has the meaning given to it in Section 2.6(b).

“Business Day” means a day on which banks are open for business in The City of New York and San Francisco.

“Cash and Cash Equivalents” means, with respect to any date of determination cash and cash equivalents and marketable securities as set forth on the Borrower’s consolidated balance sheet as of such date.

“Code” means the Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder.

“Commitment Fee” has the meaning given to it in Section 2.10.

“Commitment Termination Event” means (a) any Event of Default under Section 5.5(d), and (b) the receipt by Borrower of an Acceleration Notice pursuant to Section 5.5.

“Common Stock” means the common stock, par value $0.001 per share, of the Borrower.

“Customary Subordination Terms” means that no payment in respect of the notes described in clause (f) of the definition of Permitted Indebtedness may be made if (a) an Event of Default pursuant to Section 5.5(a) shall have occurred and is continuing, including as a result of the delivery of an Acceleration Notice (as defined in Section 5.5), until such Acceleration Notice is rescinded or the Loan has been paid in full or (b) any other Event of Default shall have occurred and be continuing and the Lenders shall have sent to the Borrower a notice of default (a “Payment Blockage Notice”); provided that no more than one Payment Blockage Notice may be sent during any 365 day period and payments in respect of such notes may resume upon the earliest to occur of (i) the date on which such default is cured or waived, (ii) 91 days after the date the Loan is paid in full, (iii) the date 179 days after the date on which the Payment Blockage Notice is received, and (iv) the date the Payment Blockage Notice is rescinded.

“Default” means any event which, at the giving of notice, lapse of time or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

“Disbursement” has the meaning given to it in Section 2.2.

“Disbursement Date” means the date on which a Disbursement occurs.

“Disbursement Request” has the meaning given to it in Section 2.2.

“Dollars” and the “$” sign mean the lawful currency of the United States of America.

“Event of Default” has the meaning given to it in Section 5.5.

“Evidence of Disbursement” has the meaning given to it in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Excluded Taxes” means all income taxes, minimum or alternative minimum income taxes, withholding taxes imposed on gross amounts, any tax determined based upon income, capital gains, gross income, sales, net profits, windfall profits or similar items, franchise taxes (or any other tax measured by capital, capital stock or net worth), gross receipts taxes, branch profits taxes, margin taxes (or any other taxes imposed on or measured by net income, or imposed in lieu of net income) payable by the Lenders in any jurisdiction to any Government Authority (or political subdivision or taxing authority thereof) in connection with any payments received under this Agreement by the Lenders, or any such tax imposed in connection with the execution and delivery of, and the performance of its obligations under, this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

“Final Payment” means such amount as may be necessary to repay the Loan in full any other amounts owing by the Borrower to the Lenders pursuant to this Agreement and any amounts due and payable by the Borrower pursuant to any Warrant to the extent such Warrant is still held by a Lender.

“Final Payment Date” means the earlier of (i) the date on which the Borrower repays the outstanding principal of the Loan (together with any other amounts accrued and unpaid under this Agreement) to the Lenders pursuant to this Agreement and (ii) the fifth anniversary of the date of this Agreement.

“Financing Documents” means this Agreement, the Notes, the Registration Rights Agreement, the Warrants and any other document or instrument delivered in connection with any of the foregoing whether or not specifically mentioned herein or therein.

“Government Authority” means any government, governmental department, ministry, cabinet, commission, board, bureau, agency, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal, or administrative body or entity, domestic or foreign, federal, state or local having jurisdiction over the matter or matters and Person or Persons in question, including, with limitation, the SEC.

“Indemnified Person” has the meaning given to it in Section 6.11.

“Indemnity” has the meaning given to it in Section 6.11.

“Interest Rate” means 6.75% per annum compounded annually, payable on the principal amount of the Loan outstanding and added to the aggregate principal amount of the Loan.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, privilege or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest, in each case with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind.

“Loan” means the loan to be made available by the Lenders to the Borrower pursuant to Section 2.2 in the maximum aggregate amount of one hundred fifty million Dollars ($150,000,000) (excluding any accrued interest added to the principal amount.

“Loss” has the meaning given to it in Section 6.11.

“Major Transaction” has the meaning set forth in the Warrants.

“Major Transaction Put Date” means the date specified for payment in the Put Notice, which date shall not be less than five (5) Business Days after the date that the Put Notice is given.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, prospects, condition (financial or otherwise) or property of the Borrower, (b) the validity or enforceability of any provision of any Financing Document, (c) the ability of the Borrower to timely perform the Obligations or (d) the rights and remedies of the Lenders under any Financing Document provided, however, that none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect: (A) any adverse effect that results directly or indirectly from general economic, business, financial or market conditions; and (B) any adverse effect arising directly or indirectly from or otherwise relating to any of the industries or industry sectors in which the Borrower operates.

“Notes” means the notes issued to the Lenders evidencing the Loan in the forms attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4.

“Obligations” means all obligations (monetary or otherwise) of the Borrower arising under or in connection with the Financing Documents.

“Organizational Documents” means the Amended and Restated Certificate of Incorporation, and the certificate of amendment thereto, and the Amended and Restated By-laws of the Borrower.

“Permitted Indebtedness” means: (a) indebtedness of Borrower in favor of the Lenders arising under this Agreement, (b) indebtedness existing as of the date hereof, (c) indebtedness to trade creditors incurred in the ordinary course of business, (d) indebtedness pursuant to that certain Loan and Security Agreement, dated as of October 28, 2002, as amended, supplemented or otherwise modified from time to time, between the Borrower and Smith Kline Beecham Corporation, (e) indebtedness in respect of purchase money financing, capital lease obligations and equipment financing facilities, including without limitation, indebtedness pursuant to that certain Loan and Security Agreement, dated as of May 22, 2002, as amended, supplemented or otherwise modified from time to time, between the Borrower and Silicon Valley Bank (and any borrowings thereunder converted into term loans), (f) unsecured indebtedness consisting of subordinated convertible notes so long as such notes are subject to the Customary Subordination Terms, (g) indebtedness incurred to finance the purchase of all or a portion of the equity of Symphony Evolution, Inc.; provided that no more than $[ * ] principal amount of such indebtedness shall rank senior in right of payment to the Loans, (h) indebtedness incurred in connection with collaboration, licensing, joint venture or partnership arrangements, (i) indebtedness incurred to finance insurance premiums or time-based license royalties or payments in the ordinary course of business, (j) indebtedness in respect of netting services, overdraft protections and other similar and customary services in connection with deposit accounts, (k) guaranties in the ordinary course of business of the obligations of suppliers, customers and licensees of the Borrower, (l) indebtedness owed to any Subsidiary of the Borrower, and (m) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amounts and premiums, if any, are not increased (plus the amount of any customary penalties).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

“Permitted Liens” means: (a) Liens existing on the date hereof and disclosed on Exhibit B hereof; (b) Liens in favor of the Lenders; (c) statutory Liens created by operation of applicable law; (d) Liens arising in the ordinary course of business and securing obligations that are not overdue or are being contested in good faith by appropriate proceedings; (e) Liens securing purchase money or capitalized lease equipment financing; (f) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings; (g) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation; (h) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), regulatory or statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (i) easements, rights-of-way, municipal and zoning and building ordinances, title defects or other irregularities, restrictions and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (j) Liens securing judgments for the payment of money not constituting an Event of Default; (k) Liens securing Permitted Indebtedness; (l) Liens on a property of, or on shares of stock of, a Person existing at the time such Person is merged into or consolidated with the Borrower or a Subsidiary and Liens on property existing at the time of acquisition thereof by the Borrower or any Subsidiary; provided that such Liens were not placed on such property in contemplation of the consummation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or any such Subsidiary, or the property so acquired, and proceeds and products of any of the foregoing; (m) Liens arising from filing Uniform Commercial Code (or substantially equivalent filings outside the United States) regarding leases (other than Indebtedness); (n) leases, licenses, subleases or sublicenses granted to others that do not materially interfere with the business of the Borrower and the Subsidiaries, taken as a whole; (o) any option or other agreement to purchase any asset of the Borrower or any Subsidiary the disposition of which is not otherwise prohibited hereby; and (p) the disposition of accounts receivables in connection with collection in the ordinary course of business.

“Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, between the Borrower and the Lenders.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

“Subsidiary or Subsidiaries: means, as to the Borrower, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

“Successor Entity” has the meaning set forth in the Warrants.

“Taxes” means all deductions or withholdings for any and all present and future taxes, levies, imposts, stamp or other duties, fees, assessments, deductions, withholdings, all other governmental charges, and all liabilities with respect thereto.

“Warrants” means the warrants attached hereto as part of Exhibit C issued pursuant to Section 2.11.

Section 1.2 Interpretation. In this Agreement, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun; the division of this Agreement into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions; the words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement as a whole and not to any particular Article or Section hereof; the words “include,” “including,” and derivations thereof shall be deemed to have the phrase “without limitation” attached thereto unless otherwise expressly stated; references to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement; and any reference to any of the Financing Documents means such agreement or document as the same shall be amended, supplemented or modified and from time to time in effect.

Section 1.3 Business Day Adjustment. If the day by which a payment is due to be made is not a Business Day, that payment shall be made by the next succeeding Business Day unless that next succeeding Business Day falls in a different calendar month, in which case that payment shall be made by the Business Day immediately preceding the day by which such payment is due to be made.

ARTICLE II

AGREEMENT FOR THE LOAN

Section 2.1 Use of Proceeds. The Borrower shall use the Loan for general corporate purposes.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Section 2.2 Disbursements. Subject to satisfaction of the conditions contained in Article IV, the Lenders jointly and severally agree to disburse portions of the Loan (each a “Disbursement”) to the Borrower in increments of fifteen million Dollars ($15,000,000) on such dates prior to December 4, 2009 as specified by the Borrower from time to time upon delivery of a disbursement request (a “Disbursement Request”) in the form of Schedule 1, which shall be delivered not less than fifteen (15) Trading Days prior to the requested Disbursement Date. Against such Disbursement, the Borrower shall deliver to the Lenders a completed receipt (the “Evidence of Disbursement”) in the form of Schedule 2, which receipt shall not be effective until the Disbursement is actually advanced to the Borrower. The Loan and the disbursements made hereunder shall be evidenced by the Evidence of Disbursements and one or more accounts or records maintained by the Lenders in the ordinary course of business. At the request of a Lender, the Borrower shall execute and deliver to such Lender a Note, which shall evidence such Lender’s disbursements and the portions of the Loan made by such Lender. Each Disbursement shall be allocated 30.67% to Deerfield Private Design Fund, L.P., 49.33% to Deerfield Private Design International, L.P., 7.27% to Deerfield Partners, L.P., and 12.73% to Deerfield International Limited.

Section 2.3 Repayment. The Borrower shall remit the Final Payment to the Lenders on the earlier to occur of (a) the Final Payment Date, (b) the Major Transaction Put Date, and (c) within three (3) Business Days after a Commitment Termination Event. Notwithstanding anything to the contrary herein, the Borrower may prepay all or any portion of the Loan, including any accrued and unpaid Interest, at any time and from time to time on or prior to the Final Payment Date.

Section 2.4 Closing Fee. On the date hereof, the Borrower has paid to Deerfield Management Company, L.P. a closing fee of $3,750,000.

Section 2.5 Payments. Payments of any amounts due to the Lenders under this Agreement shall be made in Dollars in immediately available funds prior to 11:00 a.m New York City time on such date that any such payment is due, at such bank or places, as the Lenders shall from time to time designate in writing. The Borrower shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments under any of the Financing Documents, except for any costs imposed by the Lenders’ banking institutions.

Section 2.6 Taxes, Duties and Fees.

(a) The Borrower shall pay or cause to be paid all present and future Taxes (other than Excluded Taxes, if any), duties, fees and other charges of whatsoever nature, if any, now or at any time hereafter levied or /imposed by any Government Authority by any department, agency, political subdivision or taxing or other authority thereof or therein, by any organization of which the applicable Government Authority is a member, or by any jurisdiction through which the Borrower makes payments hereunder, on or in connection with the payment of any and all amounts due under this Agreement, and all payments of principal and other amounts due under this Agreement shall be made without deduction for or on account of any such Taxes, duties, fees and other charges, except for Excluded Taxes, which may be deducted or withheld from payments made by the Borrower only if such deduction or withholding is required by applicable law.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(b) If the Borrower is required to withhold any such amount or is prevented by operation of law or otherwise from paying or causing to be paid such Taxes, duties, fees or other charges as aforesaid except for Excluded Taxes, the principal or other amounts due under this Agreement (as applicable) shall be increased to such amount as shall be necessary to yield and remit to the Lenders the full amount it would have received taking into account any such Taxes (except for Excluded Taxes), duties, fees or other charges payable on amounts payable by the Borrower under this Section 2.6(b) had such payment been made without deduction of such Taxes, duties, fees or other charges (all and any of such additional amounts, herein referred to as the “Additional Amounts”).

(c) If Section 2.6(b) above applies and the Lenders so require, the Borrower shall deliver to the Lenders official tax receipts evidencing payment or a copy of the filed Tax return reporting such payment (or certified copies thereof) of the Additional Amounts within thirty (30) days of the date of payment.

(d) If the Lenders receive a refund from a Government Authority to which the Borrower has paid withholding Taxes pursuant to this Section 2.6, or relating to Taxes in respect of which the Borrower paid Additional Amounts, the Lenders shall promptly pay such refund to the Borrower.

Section 2.7 Costs, Expenses and Losses. If, as a result of any failure by the Borrower to pay any sums due under this Agreement on the due date therefor, or to borrow in accordance with a Disbursement Request made pursuant to Section 2.2, the Lenders shall incur costs, expenses and/or losses, by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to make or maintain any Disbursement, the Borrower shall pay to the Lenders upon request by the Lenders, the amount of such costs, expenses and/or losses within fifteen (15) days after receipt by it of a certificate from the Lenders setting forth in reasonable detail such costs, expenses and/or losses. For the purposes of the preceding sentence, “costs, expenses and/or losses” shall include, without limitation, any interest paid or payable to carry any unpaid amount and any loss, premium, penalty or expense which may be incurred in obtaining, liquidating or employing deposits of or borrowings from third parties in order to make, maintain or fund the Loan or any portion thereof.

Section 2.8 Interest Rate. The outstanding principal amount of the Loan shall bear interest at the Interest Rate (calculated on the basis of the actual number of days elapsed).

Section 2.9 Interest on Late Payments. Without limiting the remedies available to the Lenders under the Financing Documents or otherwise, to the maximum extent permitted by applicable law, if the Borrower fails to make any payment of principal with respect to the Loan when due, the Borrower shall pay, in respect of the outstanding principal amount and interest of the Loan, interest at the rate per annum equal to the Interest Rate plus two hundred (200) basis points for so long as such payment remains outstanding. Such interest shall be payable on demand.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Section 2.10 Commitment Fee. Until the termination of this Agreement, the Borrower shall pay to the Lenders by wire transfer a fee (the “Commitment Fee”) in the amount of $843,750 on the first Business Day of July, October, January and April of each year, with respect to the prior quarter, commencing on July 1, 2008 to such account or accounts specified by the Lenders in writing; provided, however, that during the quarter in which this Agreement is executed and if this Agreement is terminated on a day other than the last day of a quarter, the Commitment Fee shall be pro-rated for the period of such quarter that this Agreement was in effect.

Section 2.11 Delivery of Warrants. (a) On the date hereof, the Borrower shall issue to the Lenders Warrants to purchase one million (1,000,000) shares of Common Stock (the “Initial Warrants”) in the form annexed hereto as Exhibit D containing an initial Exercise Price (as defined in the Warrants) equal to $7.40.

(b) Concurrently with each of the first five Disbursements, the Borrower shall issue to Lenders Warrants to purchase four hundred thousand (400,000) shares of Common Stock in the form annexed hereto as Exhibit D (except that such Warrants shall not contain Section 8(d) of the Initial Warrants), containing an initial Exercise Price equal to the then prevailing Exercise Price under the Initial Warrant (or if such Warrants are no longer outstanding, such amount as would have constituted the Exercise Price under the Initial Warrants had such Warrants still been outstanding).

(c) Concurrently with each of the Disbursements, the Borrower shall issue to the lenders Warrants to purchase eight hundred thousand (800,000) shares of Common Stock in the form annexed hereto as Exhibit D (except that such Warrants shall not contain Section 8(d) of the Initial Warrants) at an initial Exercise Price equal to 120% of the average of the Volume Weighted Average Price (as defined in subsection (d) below) of the Common Stock for each of the fifteen (15) Trading Days beginning with the Trading Day following receipt by the Lenders of a Disbursement Request.

(d) As used herein, the “Volume Weighted Average Price” for the Common Stock as of any date means the daily volume weighted average price (based on a Trading Day from 9:30 a.m. to 4:00 p.m. (New York time)) of the Common Stock on the NASDAQ Global Select Market (“NASDAQ”) as reported by Bloomberg Financial L.P. using the AQR function or an equivalent, reliable reporting service mutually acceptable to and hereafter designed by Deerfield Private Design and the Borrower (“Bloomberg”) or, if NASDAQ is not the principal trading market for the Common Stock, the volume weighted average sale price of the Common Stock on the principal trading market for the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or, if no volume weighted average sale price is reported for the Common Stock, then the last closing trade

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

price of the Common Stock as reported by Bloomberg, or, if no last closing trading price is reported for the Common Stock by Bloomberg, the average of the bid prices of any market makers for the Common Stock in the over the counter market maintained by the National Association of Securities Dealers or in the “pink sheets” maintained by the National Quotation Bureau, Inc. If the Volume Weighted Average Price cannot be calculated for the Common Stock on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Borrower.

(e) All Warrants that are issued pursuant to this Section 2.11 shall be allocated to Deerfield Private Design, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited in such ratio as the Lenders shall provide the Borrower at any time and from time to time.

(f) Notwithstanding anything herein to the contrary, number of Warrants issuable on any relevant issue date pursuant to subsections (b) and (c) above shall be adjusted to reflect any adjustments in the number of shares underlying such Warrants that would have taken effect pursuant to the terms of the Warrants had such Warrants been issued on the date hereof and remained outstanding through the date of such issuance.

Section 2.12 Payment in Common Stock.

(a) In lieu of making any payment of principal or accrued and unpaid interest in respect of the Loan in cash (other than as a result of acceleration pursuant to Sections 5.5 and 5.6), the Borrower may elect to satisfy any such payment by the issuance to the Lenders of shares of Common Stock registered for issuance or resale under the Securities Act of 1933 (a “Share Issuance”) in accordance with the provisions of this Section 2.12.

(b) Exercise of Right to Make Share Issuance. Subject to the provisions of this Section 2.12, at any time between the close of regular hours of trading on any Trading Day and two hours prior to the opening of regular trading hours for shares of Common Stock on the Principal Market (as defined below) on the immediately following Trading Day, the Borrower may deliver to the Lenders notice by phone, electronic mail and facsimile (the “Share Payment Notice”) of its intention to issue shares of Common Stock pursuant to the provisions of this Section 2.12 in payment of principal and interest under the Loan. Subject to such provisions, the Share Payment Notice shall be irrevocable and shall specify the aggregate amount of principal and interest under the Loan that the Borrower intends to satisfy by issuing shares of Common Stock to the Lenders during the applicable Issuance Period (as defined in subsection (i) below) (such amount a “Share Issuance Amount”) and the [ * ] for such Share Issuance.

(c) Share Issuance Closing. [ * ]

(d) Restrictions on Trading. [ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(e) Borrower Reporting. The Borrower shall file with the SEC a Current Report on Form 8-K disclosing its delivery of a Share Payment Notice no later than 8:35 a.m., New York City time, [ * ].

(f) Subsequent Share Payments. Following any Share Payment Notice, the Borrower may not deliver a subsequent Share Payment Notice until the date following the earlier of (i) the Share Payment Closing Date following which the Share Issuance Amount specified in such immediately prior Share Payment Notice has been fully satisfied and (ii) the expiration of the applicable Issuance Period related to such prior Share Payment Notice.

(g) Lender Covenant. Subject to compliance with the other provisions contained herein, the Lenders agree, [ * ].

(h) Limitations on Share Issuances. Notwithstanding anything herein to the contrary:

(i) no payments of principal or interest on the Loan may be made in shares of Common Stock to the extent that the number of shares so issued, together with the number of other shares of Common Stock beneficially owned by the Lenders and their affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Lenders for purposes of Section 13(d) of the Exchange Act, including any shares held by any “group” of which the Lenders are members, but exclusive of shares issuable at such time upon exercise or conversion of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitations set forth in this Section 2.12(h)(i), would exceed 9.98% of the total number of shares of Common Stock of the Borrower then issued and outstanding; and

(ii) the maximum number of shares of Common Stock (i) issued or issuable pursuant to the Warrants issued pursuant to the provisions of Section 2.11 may not exceed 12,100,000 shares of Common Stock (the “Maximum Warrant Shares”) and (ii) the maximum number of shares of Common Stock issued pursuant to the provisions of this Section 2.12 (“Maximum Facility Shares”) may not exceed 8,891,776 shares of Common Stock; provided, however, following December 4, 2009, to the extent that Warrants to purchase less than 11,000,000 shares of Common Stock have been issued pursuant to the provisions of Section 2.11 hereof, the Maximum Facility Shares shall be increased and the Maximum Warrant Shares shall be decreased to the extent of 110% of that deficiency.

For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(i) Issuance Period Defined. The “Issuance Period” shall commence on the later of (1) the next full Trading Day following delivery of the Share Payment Notice (it being understood that if a Share Payment Notice is delivered prior to regular hours trading on a Trading Day, the Issuance Period shall commence on such Trading Day) and (2) the next Trading Day following the filing of the Form 8-K required to be filed under Section 2.12(e) above (it being understood that if the Form 8-K is filed by 8:35 a.m., New York City time, on a Trading Day, the Issuance Period shall commence on such Trading Day), and end at the completion of ten Trading Day (including such initial Trading Day).

(j) Allocation of Share Issuance Shares. All shares of Common Stock issuable to the Lenders pursuant to this Section 2.12, all Credit Amounts and all Make Whole Amounts shall be allocated among the Lenders or the Notes, as the case may be, in the same manner as each Disbursement pursuant to Section 2.2 hereof, unless the Lenders notify the Borrower in writing of any different allocation ratio.

(k) Issuance of Shares. It shall be a condition precedent to any Share Issuance on any Share Payment Closing Date that the shares of Common Stock to be issued have been duly authorized by all necessary corporate action, when issued in accordance with the terms hereof shall be listed for trading on the Principal Market, validly issued and outstanding and fully paid and nonassessable, and, when the shares of Common Stock have been issued to the Lenders, the Lenders shall be entitled to all rights accorded to a holder and beneficial owner of Common Stock.

(l) Registration and Listing. The Borrower shall use commercially reasonable efforts to ensure the continued listing of its Common Stock and the listing of the shares of Common Stock issued to the Lenders under this Section 2.12 on the Principal Market.

(m) Failure to Deliver Share Issuance Shares. If the Borrower fails on any Share Payment Closing Date to take all actions within its reasonable control to cause the delivery of the Daily Share Issuance Shares required to be delivered on that date, and such failure is not cured within one (1) Trading Day following such Share Payment Closing Date, no principal amount or interest due under the Loan shall be reduced in respect of such Daily Shares Issuance Shares and the principal amount of the Loan shall be increased by the “Make Whole Amount.” As used herein, the Make Whole Amount shall be an amount equal to the loss suffered by the Lenders in respect of sales to purchasers, pursuant to transactions entered into before the Share Payment Closing Date, of shares that were sold by the Lenders in anticipation of receiving such Daily Share Issuance Shares, which shall be based upon documentation reasonably satisfactory to the Borrower demonstrating the difference (if greater than zero) between (A) the price per share paid by the Lenders to purchase such number of shares of Common Stock necessary for the Lenders to meet its share delivery obligations to such purchasers minus (B) the Credit Amount.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Borrower. The Borrower represents and warrants as of the date hereof and as of each Disbursement Date as follows:

(a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware.

(b) The Borrower is conducting its business in compliance with its Organizational Documents. The Organizational Documents of the Borrower (including all amendments thereto) as currently in effect have been made available to the Lenders and remain in full force and effect with no defaults outstanding thereunder.

(c) The Borrower has full power and authority to enter into each of the Financing Documents and to make the borrowings and the other transactions contemplated thereby.

(d) All authorizations, consents, approvals, registrations, exemptions and licenses that are necessary for the borrowing hereunder, the execution and delivery of the Financing Documents and the performance by the Borrower of its obligations thereunder, have been obtained and are in full force and effect, except for such registrations and filings in connection with the issuance of the Warrants and shares of Common Stock pursuant the Financing Documents and filings necessary to comply with laws, rules, regulations and orders required in the ordinary course of business.

(e) All authorizations, consents, approvals, registrations, exemptions and licenses with or from Government Authorities that are necessary for the conduct of its business as currently conducted and as proposed to be conducted have been obtained and are in full force and effect, except to the extent any failure to so obtain would not reasonably be expected to have a Material Adverse Effect; provided that the failure to receive or obtain approval from an applicable Governmental Authority for the development or sale of any product shall not constitute a Material Adverse Effect for purposes of this section 3.1(e).

(f) No Default or Event of Default (or any other default or event of default, however described) has occurred under any of the Financing Documents.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(g) Neither the entering into any of the Financing Documents nor the compliance with any of its terms conflicts with, violates or results in a breach of any of the terms of, or constitutes a default or event of default (however described) or requires any consent under, to the extent applicable, (i) any agreement to which the Borrower is a party or by which it is bound, (ii) any of the terms of the Organizational Documents or (iii) any judgment, decree, resolution, award or order or any statute, rule or regulation applicable to the Borrower or its assets, except with respect to clause (i) herein, for any contravention of or default under any agreement that (x) would not materially adversely affect the business financial position or results of operations of the Borrower or (y) would not materially adversely affect the rights and remedies of the Lenders hereunder or any of the Financing Documents.

(h) The Borrower is not engaged in or the subject of any litigation, arbitration, administrative regulatory compliance proceeding, or investigation, nor are there any litigation, arbitration, administrative, regulatory, compliance proceedings or investigations pending or, to the knowledge of the Borrower, threatened before any court or arbitrator or before or by any Government Authority against the Borrower, that would reasonably be expected to result in a Material Adverse Effect and the Borrower is not aware of any facts reasonably likely to give rise to any such proceeding.

(i) The Borrower (i) is capable of paying its debts as they fall due, is not unable and has not admitted its inability to pay debts as they fall due, (ii) is not bankrupt or insolvent and (iii) has not taken action, and no such action has been taken by a third party, for the Borrower’s winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Borrower or any or all of its assets or revenues.

(j) No Lien exists on Borrower’s property, except for Permitted Liens.

(k) The obligation of the Borrower to make any payment under this Agreement (together with all charges in connection therewith) is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim, cross-claim or defense of any nature whatsoever to any such payment.

Section 3.2 Borrower Acknowledgment. The Borrower acknowledges that it has made the representations and warranties referred to in Section 3.1 with the intention of persuading the Lenders to enter into the Financing Documents and that the Lenders has entered into this Financing Documents on the basis of, and in full reliance on, each of such representations and warranties.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Section 3.3 Representations and Warranties of the Lenders. Each of the Lenders represents and warrants to the Borrower as of the date hereof and as of each date Warrants are granted pursuant to this Agreement that:

(a) It is acquiring the Warrants and the shares of Common Stock issued upon exercise of the Warrants (the “Exercise Shares”) solely for its account for investment and not with a view to or for sale or distribution of the Warrants or Exercise Shares or any part thereof. Each of the Lenders also represents that the entire legal and beneficial interests of the Warrants and Exercise Shares such Lender is acquiring is being acquired for, and will be held for, its account only. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

(b) The Warrants and the Exercise Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Borrower is to be effected. Each of the Lenders realizes that the basis for the exemptions may not be present, if notwithstanding its representations such Lender has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. None of the Lenders has such present intention. Each of the Lenders understands (i) that the Common Stock issuable upon exercise of the Warrants is not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by the Warrants will be exempt from the registration and qualifications requirements thereof and (ii) that the Borrower’s reliance on such exemptions is predicated on the representations set forth in this Section 3.3.

(c) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

(d) The Warrants and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption for such registration is available.

(e) Neither the Warrants nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Borrower, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitation.

(f) It will not make any disposition of all or any part of the Warrants or Exercise Shares until:

(i) The Borrower shall have received a letter secured by such Lender from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) Such Lender shall have notified the Borrower of the proposed disposition and, in the case of a sale or transfer in a so called “4(1) and a half” transaction, shall have furnished counsel for the Borrower with an opinion of counsel, substantially in the form annexed as Exhibit C to the Warrant. The Borrower agrees that it will not require an opinion of counsel with respect to transactions under Rule 144 of the Securities Act, except in unusual circumstances.

(g) It understands and agrees that all certificates evidencing the shares to be issued to the Lenders may bear the following legend.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULE 144 UNDER SAID ACT”

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 4, 2008. AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

(h) Such Lender is an “accredited investor” as defined in Regulation D promulgated the Securities Act.

(i) Such Lender is a limited partnership duly organized and validly existing under the laws of the jurisdiction of its formation.

(j) Such Lender has sufficient funds, and will at all times during the term of this Agreement, have sufficient funds to make the Disbursements. Such Lender (i) is capable of paying its debts as they fall due, is not unable and has not admitted its inability to pay debts as they fall due, (ii) is not bankrupt or insolvent and (iii) has not taken action, and no such action has been taken by a third party, for such Lender’s winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for such Lender or any or all of its assets or revenues.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Section 3.4 Lenders Acknowledgement. Each of the Lenders acknowledges that it has made the representations and warranties referred to in Section 3.3 with the intention of persuading the Borrower to enter into the Financing Document and that the Borrower has entered into the Financing Documents on the basis of, and in full reliance of, each of such representations and warranties. Each of the Lenders also acknowledges that the representations and warranties made by the Borrower in Section 3.1, to the extent that they pertain to the Warrants or the Registration Rights Agreement (with the exception of Subsection (e) of Section 3.1), are made solely to the extent, and will only survive for so long as, any of the Lenders remains a party to the Registration Rights Agreement or the Warrant.

ARTICLE IV

CONDITIONS OF DISBURSEMENTS

Section 4.1 Conditions to Disbursement of the Loan.

(a) The obligation of the Lenders to make the initial Disbursement shall be subject to the fulfillment of the following conditions. The Lenders shall have received a copy of customary closing documents evidencing the authorization of the Borrower to execute, deliver and perform each of the Financing Documents and to engage in the transactions contemplated thereby and an opinion of Borrower’s counsel reasonably satisfactory to the Lenders.

(b) Unless otherwise notified by the Borrower and without prejudice to the generality of this Section 4.1, the right of the Lenders to require compliance with any condition under this Agreement which may be waived by the Lenders in respect of any Disbursement is expressly preserved for the purpose of any subsequent Disbursement.

ARTICLE V

PARTICULAR COVENANTS AND EVENTS OF DEFAULT

Section 5.1 Affirmative Covenants. Unless the Lenders shall otherwise agree:

(a) The Borrower shall (i) maintain its existence and qualification to do business in such jurisdictions as may be required to conduct its business, except where the failure to so maintain such qualification would not reasonably be expected to have a Material Adverse Effect, (ii) maintain all approvals necessary for the Financing Documents to be in effect, and (iii) operate its business with due diligence, efficiency and in conformity with sound business practices.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(b) The Borrower shall comply in all material respects with all applicable laws, rules, regulations and orders of any Government Authority, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(c) The Borrower shall obtain, make and keep in full force and effect all licenses, contracts, consents, approvals and authorizations from and registrations with Government Authorities that may be required to conduct its business, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) The Borrower shall promptly notify the Lenders of the occurrence of (i) any Default or Event of Default; or (ii) any claims, litigation, arbitration, mediation or administrative or regulatory proceedings that are instituted or threatened against the Borrower; except for matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and (iii) each event which, at the giving of notice, lapse of time, determination of materiality or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an event of default (however described) under any of the Financing Documents.

(e) (i) If the Borrower is not required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act, the Borrower will provide quarterly financial statements for itself and its subsidiaries with 45 days after the end of each quarter, and annual financial statements within 120 days after the end of each year; (ii) the Borrower will timely file with the SEC (subject to appropriate extensions made under Rule 12b-25 of the Securities Exchange Act) any annual, quarterly and other reports (other than current reports on Form 8-K) required pursuant to Section 13 or 15(d) of the Exchange Act prepared by the Borrower; and (iii) the Borrower and its Subsidiaries will provide to the Lenders copies of all documents, reports, financial data and other information as the Lenders may reasonably request, and permit the Lenders to visit and inspect any of the properties of the Borrower and its Subsidiaries, and to discuss its and their affairs, finances and accounts with its and their officers, all at such times during regular business hours as the Lenders may reasonably request.

Section 5.2 Negative Covenants. Unless the Lenders shall otherwise agree:

(a) The Borrower shall not (i) liquidate or dissolve, or (ii) enter into any consolidation, merger or reorganize, unless either (A) the Borrower is the surviving corporation, or (B) the Person formed by such consolidation or reorganization or into which the Company is merged shall be (1) a corporation, limited liability company,

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

partnership or trust organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia, or (2) any member country of the European Union, and in either case such resulting, surviving or transferee Person shall expressly assume the Obligations.

(b) The Borrower shall not (i) enter into any partnership, joint venture, syndicate, pool, profit-sharing or royalty agreement or other combination, or engage in any transaction with an Affiliate, whereby its income or profits are, or might be, shared with another Person or enter into any management contract or similar arrangement whereby a substantial part of its business is managed by another Person, (ii) distribute, or permit the distribution, of any assets of the Borrower or its Subsidiaries, including its intangibles, to any shareholders of the Borrower or the holder of any equity interest in any Subsidiary of the Borrower or any of the Borrower Affiliates (other than the Borrower or a Subsidiary of the Borrower); provided, however, that (A) with respect to the restrictions in clause (i) the Borrower may enter into any collaborative arrangement, licensing agreement, joint venture or partnership providing for the research, development or commercial exploitation of compounds, products or services whereby payments received therefrom or its income or profits are, or might be, shared with another Person, including, without limitation, (1) any grant to any entity engaged in the pharmaceutical or biotechnology industry of a license or option to obtain a license to any of the Company’s intellectual property or other assets, provided that the Company or a wholly owned subsidiary of the Company (and not any third party or any of the Company’s stockholders) directly receives from such entity all consideration paid or payable by such entity in consideration of such grant (other than any payments made by such third party in satisfaction of obligations of the Company or its wholly-owned subsidiaries), which consideration may, but need not, including (without limitation) upfront, milestone, royalty and profit-sharing payments, and (2) any grant of a license or option to obtain a license to, or the sale or other transfer of, the Company’s intellectual property or other assets to any entity that intends to research and develop or commercialize products or services covered by such intellectual property or embodying or arising from such other assets, whether directly or through the Company or another entity, provided that the Company or a wholly owned subsidiary of the Company (and not any third party or any of the Company’s stockholders) retains the right or has the obligation to reacquire such intellectual property or other assets or to terminate such license or option, (B) the Borrower may incur, grant or suffer to exist, or sell or transfer any assets in connection with any Permitted Liens, and (C) with respect to the restrictions in clause (ii), royalties and other payments made by any partnership, joint venture, syndicate, pool, profit-sharing or royalty agreement or other combination, to the parties thereto shall not be deemed to be a distribution of assets.

(c) The Borrower shall not create, incur assume, guarantee or become liable with respect to any indebtedness, other than Permitted Indebtedness, or voluntarily prepay any indebtedness, except (i) prepayments of the Loan, (ii) repayments of borrowings under revolving credit facilities (without any reduction in available

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

borrowings thereunder), (iii) prepayments in connection with the conversion of advances under equipment finances into term loans, (iv) repayments of Permitted Indebtedness to the extent refinanced or replaced with indebtedness having a weighted average maturity equal to or greater than the indebtedness being prepaid, and (v) prepayments of loans made in connection with collaboration, licensing, joint venture or joint partnership arrangements in connection with the restructuring of such arrangements.

Section 5.3 Reimbursement of Taxes. The Borrower shall pay all Taxes, duties, fees or other charges payable on or in connection with the execution, issue, delivery, registration, notarization or enforcement of the Financing Documents and shall, upon notice from the Lenders, reimburse the Lenders for any such Taxes, duties, fees or other charges paid by the Lenders thereon; provided, however, that notwithstanding the foregoing, under no circumstances shall the Borrower have any obligation to reimburse the Lenders for Excluded Taxes.

Section 5.4 Major Transaction Put. If a Major Transaction occurs in which the Successor Entity does not satisfy the Qualification Criteria, the Lenders, [ * ] may deliver a notice to the Borrower (the “Put Notice”), that the Final Payment (the “Put Price”) is [ * ] due and payable. If the Lenders deliver a Put Notice, then on a date [ * ], the Borrower shall pay the Put Price to the Lenders and the Obligations shall terminate. For the purpose of this Section 5.4, the Qualification Criteria shall mean either (I) (x) the product of (a) [ * ] and (b) the [ * ] and (y) [ * ], or (II) [ * ]. Enterprise Value shall mean the sum of the Market Cap and such indebtedness minus Cash and Cash Equivalents as reflected on the balance sheet of such entity.

Section 5.5 General Acceleration Provision upon Events of Default. If one or more of the events specified in this Section 5.5 (each an “Event of Default”) shall have happened, the Lenders, by written notice to the Borrower, (any such notice, an “Acceleration Notice”), may cancel the Borrower’s right to request Disbursements and declare the principal of, accrued interest on, the Loan or any part thereof (together with any other amounts accrued or payable under this Agreement) to be, and the same shall thereupon become, immediately due and payable, without any further notice and without any presentment, demand, or protest of any kind, all of which are hereby expressly waived by the Borrower, and take any further action available at law or in equity, including, without limitation, the sale of the Loan and all other rights acquired in connection with the Loan; provided, however, that an Acceleration Notice shall be deemed to have been sent to Borrower immediately upon the occurrence of any event described in Section 5.5(d) and, in the case of a proceeding of the type described in Section 5.5(d)(iv), shall be deemed to have been withdrawn if such proceeding is dismissed or discontinued within the 90-day period provided for therein (absent the occurrence of any other Event of Default during such 90-day period):

(a) A Lender shall have failed to receive payment of (i) principal when due under the Loan or the Notes, or (ii) any other amounts due under the Loan or the Notes within five (5) Business Days of their due date.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(b) The Borrower shall have failed to comply in any material respect with the due observance or performance of any other covenant contained in this Agreement or any Note and such failure shall not have been cured by Borrower within (i) 30 days after such failure in the case of a breach of Section 5.1(e)(ii) (it being agreed that a cure of such breach within such period is “timely”, as such term is used in such Section), or (ii) 30 days after receiving written notice of such default or failure from the Lenders in the case of any other covenant.

(c) Any representation or warranty made by the Borrower in any Financing Document shall be have been incorrect, false or misleading in any material respect as of the date it was made, deemed made, reaffirmed or confirmed.

(d) (i) The Borrower shall generally be unable to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (ii) the Borrower shall declare a moratorium on the payment of its debts; (iii) the commencement by the Borrower of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, intervention or other similar relief under any applicable law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) or of any substantial part of its assets; (iv) the commencement against the Borrower or any substantial part of its assets of a proceeding in any court of competent jurisdiction under any bankruptcy or other applicable law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement, adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official), and any such proceeding shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall continue unstayed or otherwise in effect, for a period of ninety (90) days; (v) the making by the Borrower of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debt generally as they become due; or (vi) any other event shall have occurred which under any applicable law would have an effect analogous to any of those events listed above in this subsection.

(e) One or more judgments against the Borrower taken as a whole or attachments against any of its property, which in the aggregate exceed [ * ] unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days from the date of entry of such judgment.

(f) The Borrower repudiates any of the Financing Documents or challenges the validity or enforceability of Financing Documents.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(g) The validity of any Financing Document shall be contested by any legislative, executive or judicial body of any jurisdiction, or any treaty, law, regulation, communiqué, decree, ordinance or policy of any jurisdiction shall purport to render any material provision of any Financing Document invalid or unenforceable or shall purport to prevent or materially delay the performance or observance by the Borrower of the Obligations.

(h) There is a failure to perform in any agreement to which the Borrower is a party with a third party or parties resulting in the acceleration of the maturity of any indebtedness for borrowed money in an amount in excess of [ * ].

(i) If an Event of Default pursuant to any Warrant (as such term is defined in the Warrants) held by a Lender shall have occurred.

(j) Cash and Cash equivalents on the last day of each calendar quarter are less than $[ * ].

(k) If Borrower makes any payment on account of Indebtedness that is subordinated to the Loan except to the extent the payment is allowed under the subordination provisions applicable to such Indebtedness.

(l) If an event of default occurs with respect to the subordinated convertible notes referred to in clause (f) of the definition of Permitted Indebtedness.

Section 5.6 Automatic Acceleration on Dissolution or Bankruptcy. Notwithstanding any other provisions of this Agreement, if an Event of Default under Section 5.5(d) shall occur, the principal of the Loan (together with any other amounts accrued or payable under this Agreement) shall thereupon become immediately due and payable without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

Section 5.7 Recovery of Amounts Due. If any amount payable hereunder is not paid as and when due, the Borrower hereby authorizes the Lender to proceed, to the fullest extent permitted by applicable law, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys or other assets of the Borrower to the full extent of all amounts payable to the Lenders.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Notices. Any notice, request or other communication to be given or made under this Agreement shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to the Party to which it is required or permitted to be given or made at such Party’s address specified below or at such other address as such Party shall have designated by notice to the other Parties.

For the Borrower:

170 Harbor Way

P.O. Box 511

South San Francisco, CA 94083

Attention: General Counsel

Facsimile: (650) 837-7179

with a courtesy copy to:

Cooley Godward Kronish LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

Attention: Suzanne Sawochka Hooper, Esq.

Facsimile: (650) 849-7400

For the Lenders c/o:

Deerfield Private Design Fund, L.P.

780 Third Avenue, 37th Floor

New York, New York 10017

Attention: James E. Flynn

Facsimile: (212) 573-8111

with a courtesy copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022-2585

Facsimile: (212) 894-5827

Attention: Robert I. Fisher

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Section 6.2 Waiver of Notice. Whenever any notice is required to be given to the Lenders or the Borrower under the any of the Financing Documents, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 6.3 Reimbursement of Legal and Other Expenses. If any amount owing to the Lenders under any Financing Document shall be collected through enforcement of this Agreement, any refinancing or restructuring of the Loan in the nature of a work-out, settlement, negotiation, or any process of law, or shall be placed in the hands of third Persons for collection, the Borrower shall pay (in addition to all monies then due in respect of the Loan or otherwise payable under any Financing Document) attorneys’ and other fees and expenses incurred in respect of such collection.

Section 6.4 Applicable Law and Consent to Non-Exclusive New York Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of such State.

(a) Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan or the City of San Francisco for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court that such court, action or proceeding is improper or is an inconvenient venue for such proceeding. Final non-appeal able judgment against any party in any such action, suit or other proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing contained in any Financing Document shall affect the right of the Lenders to commence legal proceedings in any court having jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other legal papers upon the Borrower in any manner authorized by the laws of any such jurisdiction. The Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any action, suit or other proceeding arising out of or relating to any Financing Document, brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, and any claim that any such action, suit or other proceeding brought in any such court has been brought in an inconvenient forum.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(b) The Borrower hereby waives any and all rights to demand a trial by jury in any action, suit or other proceeding arising out of any Financing Document or the transactions contemplated by any Financing Document.

(c) To the extent that the Parties may, in any suit, action or other proceeding brought in any court arising out of or in connection with any Financing Document, be entitled to the benefit of any provision of law requiring the Borrower or the Lenders, as applicable, in such suit, action or other proceeding to post security for the costs of the Borrower or the Lenders, as applicable, or to post a bond or to take similar action, the Parties hereby irrevocably waive such benefit, in each case to the fullest extent now or hereafter permitted under any applicable laws.

Section 6.5 Successor and Assigns. This Agreement shall bind and inure to the respective successors and assigns of the Parties, except that (a) the Borrower may not assign or otherwise transfer all or any part of its rights under this Agreement or the Obligations without the prior written consent of the Lenders, and (b) prior to December 4, 2009 a Lender may not assign or otherwise transfer all or any part of its rights and obligations under this Agreement or the Obligations hereunder unless the assignee or transferee expressly agrees to assume such Lender’s obligations hereunder. Notwithstanding the foregoing, nothing in this Section 6.5 shall be deemed to limit or otherwise restrict a merger, reorganization or sale of substantially all of the assets of the Borrower.

Section 6.6 Entire Agreement. The Financing Documents contain the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto. The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by the authorized officer of each Party.

Section 6.7 Severability. If any provision contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

Section 6.8 Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Section 6.9 Survival.

(a) This Agreement and all agreements, representations and warranties made in the Financing Documents, and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall be considered to have been relied upon

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

by the other Parties and shall survive the execution and delivery of this Agreement and the making of the Loan hereunder regardless of any investigation made by any such other Party or on its behalf, and shall continue in force until all amounts payable under the Financing Documents shall have been fully paid in accordance with the provisions hereof and thereof, and the Lenders shall not be deemed to have waived, by reason of making the Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lenders may have had notice or knowledge of any such Default or may have had notice or knowledge that such representation or warranty was false or misleading at the time any Disbursement was made hereunder.

(b) The obligations of the Borrower under Section 2.7 and the obligations of the Borrower and the Lenders under this Section 6.11 hereof shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, or the termination of this Agreement or any provision hereof.

Section 6.10 Waiver. Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Lenders upon any default under this Agreement, or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Lenders in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Lenders in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

Section 6.11 Indemnity.

(a) The Parties shall, at all times, indemnify and hold each other harmless (the “Indemnity”) and each of their respective directors, partners, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) in connection with any losses, claims (including the cost of defending against such claims), damages, liabilities, penalties, or other expenses which may be incurred by or asserted against an Indemnified Person arising out of, any investigation, litigation or proceeding, relating to the Financing Documents (each, a “Loss”) the extension of credit hereunder or the Loan or the use or intended use of the Loan, which an Indemnified Person may incur or to which an Indemnified Person may become subject. The Indemnity shall not apply to the extent

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

that a court or arbitral tribunal with jurisdiction over the subject matter of the Loss, and over the Lenders or the Borrower, as applicable, and such other Indemnified Person that had an adequate opportunity to defend its interests, determines that such Loss resulted from the gross negligence or willful misconduct of the Indemnified Person, which determination results in a final, non-appealable judgment or decision of a court or tribunal of competent jurisdiction. The Indemnity is independent of and in addition to any other agreement of any Party under any Financing Document to pay any amount to the Lenders or the Borrower, as applicable, and any exclusion of any obligation to pay any amount under this subsection shall not affect the requirement to pay such amount under any other section hereof or under any other agreement.

(b) Without prejudice to the survival of any other agreement of any of the Parties hereunder, the agreements and the obligations of the Parties contained in this Section 6.11 shall survive the termination of each other provision hereof and the payment of all amounts payable to the Lenders hereunder.

Section 6.12 No Usury. The Financing Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Lenders for the Loan exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Lenders shall ever receive anything which might be deemed interest under applicable law, that would exceed the highest lawful rate, such amount that would be deemed excessive interest shall be applied to the reduction of the principal amount owing on account of the Loan, or if such deemed excessive interest exceeds the unpaid balance of principal of the Loan, such deemed excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lenders for the Loan shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full so that the deemed rate of interest on account of the Loan is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of this Agreement and the Notes.

Section 6.13 Further Assurances. From time to time, the Borrower shall perform any and all acts and execute and deliver to the Lenders such additional documents as may be necessary or as requested by the Lenders to carry out the purposes of any Financing Document or any or to preserve and protect the Lenders’ rights as contemplated therein.

Section 6.14 Termination. The Borrower may by written notice to the Lenders terminate the Agreement upon repayment of all outstanding principal of the Loan (together with any other amounts accrued and unpaid under this Agreement), whereupon the Borrower’s Obligations shall terminate subject to the provisions of Section 6.9(b).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

BORROWER: EXELIXIS, INC.			LENDER: DEERFIELD PRIVATE DESIGN FUND, L.P.

By:	/s/ Frank Karbe		By:	/s/ James Flynn
	Name:	Frank Karbe		Name:	James Flynn
	Title:	EVP & CFO		Title:	General Partner

LENDER: DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.			LENDER: DEERFIELD PARTNERS, L.P.

By:	/s/ James Flynn		By:	/s/ James Flynn
	Name:	James Flynn		Name:	James Flynn
	Title:	General Partner		Title:	General Partner

LENDER: DEERFIELD INTERNATIONAL LIMITED

By:	/s/ James Flynn
	Name:	James Flynn
	Title:	General Partner

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

FORM OF DISBURSEMENT REQUEST

[ * ]

[ * ]

Ladies and Gentlemen:

Request for Disbursement of the Loan

1. Please refer to the Facility Agreement (the “Facility Agreement”), dated as of June 4, 2008, between Exelixis, Inc. (the “Borrower”), Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited (together the “Lenders”).

2. Terms defined in the Facility Agreement shall have the same meanings herein.

3. The Borrower hereby requests a Disbursement, on [ * ], of the amount of [ * ], in accordance with the provisions of Section 2.2 of the Facility Agreement. You are requested to pay the amount to the following account [ * ] at [ * ].

4. Attached hereto is a signed but undated receipt for the amount hereby requested to be disbursed, and we hereby authorize the Lenders to date such receipt as of the date of actual disbursement by the Lenders of the funds hereby requested to be disbursed.

5. The Borrower hereby certifies as follows:

(a) The representations and warranties in Article III of the Facility Agreement are true in all material respects on the date hereof with the same effect as though such representations and warranties had been made on today’s date; and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

(b) All of the conditions set forth in Article IV of the Facility Agreement have been satisfied.

6. The above certifications are effective as of the date of this request for Disbursement and will continue to be effective as of the Disbursement Date. If any of these certifications is no longer valid as of or prior to the Disbursement Date, the Borrower will immediately notify the Lenders and will repay the amount disbursed upon demand by the Lenders if Disbursement is made prior to the receipt of such notice.

EXELIXIS, INC.

By:
Name:
Title:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 2

FORM OF EVIDENCE OF DISBURSEMENT

[ * ]

[ * ]

Ladies and Gentlemen:

Re:	Disbursement Receipt

Exelixis, Inc. (the “Borrower”) hereby acknowledge receipt of the sum of [ * ] disbursed to us by Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited (together the “Lenders”) under the Loan provided for in the Facility Agreement, dated as of June 4, 2008, between the Borrower and the Lenders.

Yours faithfully,

EXELIXIS, INC.

By:
Name:
Title:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-1

FORM OF NOTE

PROMISSORY NOTE

June 4, 2008

FOR VALUE RECEIVED, EXELIXIS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Private Design International, L.P. (the “Payee”), a principal amount equal to the lesser of (a) $74,000,000 and (b) the aggregate amount of Disbursements allocated to the Payee pursuant to Section 2.2 of the Facility Agreement (as defined below), as such principal amount is increased pursuant to the Facility Agreement, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of June 4, 2008 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be increased or decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. All such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part without premium or penalty, including in shares of Common Stock in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent to, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

EXELIXIS, INC.

By:	/s/ Frank Karbe
	Name:	Frank Karbe
	Title:	EVP & CFO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2

FORM OF NOTE

PROMISSORY NOTE

June 4, 2008

FOR VALUE RECEIVED, EXELIXIS INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Private Design Fund, L.P. (the “Payee”), a principal amount equal to the lesser of (a) $46,000,000 and (b) the aggregate amount of Disbursements allocated to the Payee pursuant to Section 2.2 of the Facility Agreement (as defined below), as such principal amount is increased under the Facility Agreement, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of June 4, 2008 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be increased or decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. All such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part without premium or penalty, including in shares of Common Stock in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent to, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

EXELIXIS INC.

By:	/s/ Frank Karbe
Name:	Frank Karbe
Title:	EVP & CFO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-3

FORM OF NOTE

PROMISSORY NOTE

June 4, 2008

FOR VALUE RECEIVED, EXELIXIS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Partners, L.P. (the “Payee”), a principal amount equal to the lesser of (a) $10,900,000 and (b) the aggregate amount of Disbursements allocated to the Payee pursuant to Section 2.2 of the Facility Agreement (as defined below), as such principal amount is increased pursuant to the Facility Agreement, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of June 4, 2008 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be increased or decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. All such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part without premium or penalty, including in shares of Common Stock in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent to, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

EXELIXIS, INC.

By:	/s/ Frank Karbe
Name:	Frank Karbe
Title:	EVP & CFO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-4

FORM OF NOTE

PROMISSORY NOTE

June 4, 2008

FOR VALUE RECEIVED, EXELIXIS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield International Limited (the “Payee”), a principal amount equal to the lesser of (a) $19,100,000 and (b) the aggregate amount of Disbursements allocated to the Payee pursuant to Section 2.2 of the Facility Agreement (as defined below), as such principal amount is increased under the Facility Agreement, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of June 4, 2008 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be increased or decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. All such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part without premium or penalty, including in shares of Common Stock in accordance with the provisions of the Facility Agreement. .

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent to, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

EXELIXIS, INC.

By:	/s/ Frank Karbe
Name:	Frank Karbe
Title:	EVP & CFO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

PERMITTED LIENS

	Juris.	Secured Party	File No.	Date of Filing	Type of Filing/Comments
1	DE	General Electric Capital Corporation 401 Merritt Seven, 2nd Floor, Norwalk, CT 06856	10983788 61345586	8/17/01 4/21/06	Equipment lease Continuation

2	DE	General Electric Capital Corporation 401 Merritt Seven, 2nd Floor, Norwalk, CT 06856	10983796 61345602	8/17/01 4/21/06	Equipment lease Continuation

3	DE	General Electric Capital Corporation 401 Merritt Seven, Suite 23, Norwalk, CT 06851	11187272 40470528 40478661 63035367	9/19/01 2/20/04 2/20/04 8/31/06	Equipment lease Amendment – delete equipment Amendment – add equipment Continuation

4	DE	General Electric Capital Corporation 401 Merritt Seven, Suite 23, Norwalk, CT 06856	40354235	2/10/04	Equipment lease

5	DE	General Electric Capital Corporation 401 Merritt Seven, Suite 23, Norwalk, CT 06856	40363947	2/10/04	Equipment lease

6	DE	General Electric Capital Corporation 401 Merritt Seven, Suite 23, Norwalk, CT 06856	40492209	2/23/04	Equipment lease

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

7	DE	General Electric Capital Corporation PO Box 414, W-490, Milwaukee, WI 53201	42516096	8/30/04	Equipment lease

8	DE	Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	43621499 80204527	12/22/04 1/16/08	Accounts Amendment – restated collateral description

9	DE	CIT Communications Finance Corporation 1 CIT Drive, Livingston, NJ 07039	60969600	3/22/06	Equipment lease

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.